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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) November 20, 2000



                                 AAIPHARMA INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




           Delaware                     0-21185                  04-2687849
----------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
        of Incorporation)                                    Identification No.)


                           2320 Scientific Park Drive
                        Wilmington, North Carolina 28405
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                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (910) 254-7000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                       Applied Analytical Industries, Inc.
              -----------------------------------------------------
              (Former name or address, if changed from last report)


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Item 5.           Other Events.


         On November 20, 2000, Applied Analytical Industries, Inc. (the "Company") filed with the Delaware Secretary of State a Certificate of Amendment to its Certificate of Incorporation changing the Company's name to aaiPharma Inc. pursuant to a resolution passed by the Company's stockholders. On November 20, 2000, the Company issued a press release regarding the name change. The press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 7.           Financial Statements and Exhibits.

         (a)      Financial Statements

                  Not applicable.

         (b)      Pro Forma Financial Information

                  Not applicable.

         (c)      Exhibits

                  Exhibit 99.1  --        Press release dated November 20, 2000


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SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 27, 2000

                                    AAIPHARMA INC.


                                    By: /s/ William L. Ginna, Jr.
                                        ----------------------------------------
                                        William L. Ginna, Jr.
                                        Executive Vice President and Chief
                                          Financial Officer




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                                  EXHIBIT INDEX


         Exhibit No.                 Exhibits
         -----------                 --------

         Exhibit 99.1                Press release dated November  20, 2000



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